                              SCHRODER SERIES TRUST

                    Schroder Small Capitalization Value Fund
                           Schroder MidCap Value Fund



                                    FORM N-1A
                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                                January 28, 2002



This Statement of Additional Information ("SAI") is not a prospectus and is only authorized for distribution when accompanied or preceded by a Prospectus for the Funds, as amended or supplemented from time to time. This SAI relates to the Funds' Investor Shares, which are offered through a Prospectus, dated January 28, 2002, as amended or supplemented from time to time. This SAI contains information which may be useful to investors but which is not included in the Prospectus. Investors may obtain free copies of the Prospectus by calling the Trust at 800-464-3108.

         Certain disclosure has been incorporated by reference into this SAI from the Funds' annual report. For a free copy of the Trust's annual or semi-annual reports, please call 800-464-3108.

TRUST HISTORY..................................................................1

FUND CLASSIFICATION............................................................1

CAPITALIZATION AND SHARE CLASSES...............................................1

MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS......................2

INVESTMENT RESTRICTIONS........................................................5

TRUSTEES AND OFFICERS..........................................................7

SCHRODER AND ITS AFFILIATES...................................................10

MANAGEMENT CONTRACTS..........................................................10

ADMINISTRATIVE SERVICES.......................................................11

DISTRIBUTOR...................................................................12

BROKERAGE ALLOCATION AND OTHER PRACTICES......................................13

DETERMINATION OF NET ASSET VALUE..............................................14

TAXES ........................................................................16

PERFORMANCE INFORMATION.......................................................22

CUSTODIAN.....................................................................22

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT..................................23

INDEPENDENT ACCOUNTANTS.......................................................23

CODE OF ETHICS................................................................23

LEGAL COUNSEL.................................................................23

SHAREHOLDER LIABILITY.........................................................23

FINANCIAL STATEMENTS..........................................................23

APPENDIX  A ..................................................................25

                              SCHRODER SERIES TRUST

                       STATEMENT OF ADDITIONAL INFORMATION

TRUST HISTORY

         Schroder Series Trust is a Massachusetts business trust organized under the laws of The Commonwealth of Massachusetts on May 6, 1993. The Trust's Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts. Prior to March 1997, the name of the Trust was "WSIS Series Trust." Schroder Investment Management North America Inc. ("Schroder") and its corporate predecessors have served as investment adviser to the Trust since its inception.


FUND CLASSIFICATION

         The Trust currently offers shares of beneficial interest of two series (the "Funds") with separate investment objectives and policies. Schroder Total Return Fixed Income Fund, a former series of the Trust that terminated in September, 2001, is sometimes referred to as a "Fund" hereunder with respect to its operations prior to termination Each Fund is an open-end, management investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"). Each Fund is also a "diversified" investment company under the Investment Company Act. This means that with respect to 75% of a Fund's total assets, the Fund may not invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of that issuer (this limitation does not apply to investments in U.S. Government securities or securities of other investment companies). A Fund is not subject to this limitation with respect to the remaining 25% of its total assets. To the extent a Fund invests a significant portion of its assets in the securities of a particular issuer, it will be subject to an increased risk of loss if the market value of the issuer's securities declines.


CAPITALIZATION AND SHARE CLASSES

         The Trust has an unlimited number of shares of beneficial interest that may, without shareholder approval, be divided into an unlimited number of series of such shares, which, in turn, may be divided into an unlimited number of classes of such shares. Each Fund currently offers one class of shares, Investor Shares. A Fund may suspend the sale of shares at any time.

         Shares entitle their holders to one vote per share, with fractional shares voting proportionally; however, a separate vote will be taken by each Fund or class of shares on matters affecting the particular Fund or class, as determined by the Trustees. For example, a change in a fundamental investment policy for a Fund would be voted upon only by shareholders of that Fund and a change to a distribution plan relating to a particular class and requiring shareholder approval would be voted upon only by shareholders of that class. Shares have noncumulative voting rights. Although the Trust is not required to hold annual meetings of its shareholders, shareholders have the right to call a meeting to elect or remove Trustees or to take other actions as provided in the Declaration of Trust. Shares have no preemptive or subscription rights, and are transferable. Shares are entitled to dividends as declared by the Trustees, and if a Fund were liquidated, each class of shares of the Fund would receive the net assets of the Fund attributable to the class.

MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS

SHORT SALES

         Each of the Funds may seek to hedge investments or realize additional gains through short sales. Short sales are transactions in which a Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. A Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by a Fund. Until the security is replaced, a Fund is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Fund's custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. A Fund also will incur transaction costs in effecting short sales.

         A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund may realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses a Fund may be required to pay in connection with a short sale. A Fund's loss on a short sale could theoretically be unlimited in a case where the Fund is unable, for whatever reason, to close out its short position. There can be no assurance that a Fund will be able to close out a short position at any particular time or at an acceptable price. In addition, short positions may result in a loss if a portfolio strategy of which the short position is a part is otherwise unsuccessful.


FORWARD COMMITMENTS

         Each Fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the Fund holds, and maintains until the settlement date in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund's other assets. Where such purchases are made through dealers, the Fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Fund of an advantageous yield or price.

         Although a Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, a Fund may dispose of a commitment prior to settlement if Schroder deems it appropriate to do so. A Fund may realize short-term profits or losses upon the sale of forward commitments.


CERTAIN INVESTMENTS IN FIXED-INCOME SECURITIES

         The Funds may invest a portion of their assets in fixed-income securities if Schroder believes they would help achieve a Fund's objective. The general risks associated with investments in fixed-income securities are described in the Prospectuses. Fixed-income securities in which these remaining Funds may invest will be rated, at the time of investment, at least Baa by Moody's Investors Service, Inc. or BBB by Standard & Poor's Ratings Services or, if unrated, determined by Schroder at the time of investment to be of comparable quality. Securities rated Baa or BBB lack outstanding investment characteristics, have speculative characteristics, and are subject to greater credit and market risks than higher-rated securities. A description of the various ratings assigned to fixed-income securities by Moody's and Standard & Poor's is included in Appendix A to this SAI. These Funds may also hold a portion of their assets in cash or money market instruments.


REPURCHASE AGREEMENTS

         Each Fund may enter into repurchase agreements. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). It is the Trust's present intention to enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers meeting certain criteria as to creditworthiness and financial condition, and only with respect to obligations of the U.S. Government or its agencies or instrumentalities or other high quality short-term debt obligations. Repurchase agreements may also be viewed as loans made by a Fund which are collateralized by the securities subject to repurchase. Schroder will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if a Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.


WHEN-ISSUED SECURITIES

         Each Fund may from time to time purchase securities on a "when-issued" basis. Debt securities are often issued on this basis. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase. During the period between purchase and settlement, no payment is made by a Fund and no interest accrues to the Fund. To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, that Fund would earn no income. While a Fund may sell its right to acquire when-issued securities prior to the settlement date, a Fund intends actually to acquire such securities unless a sale prior to settlement appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund's net asset value. The market value of the when-issued securities may be more or less than the purchase price payable at the settlement date. Each Fund will establish a segregated account in which it will maintain cash and U.S. Government securities or other liquid securities at least equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.


LOANS OF FUND PORTFOLIO SECURITIES

         Each Fund may lend its portfolio securities, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities, cash, or cash equivalents adjusted daily to have market value at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and regain the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of the Fund's portfolio securities loaned will not at any time exceed 25% of the total assets of the Fund. In addition, it is anticipated that the Fund may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan. Before a Fund enters into a loan, Schroder considers all relevant facts and circumstances, including the creditworthiness of the borrower. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, a Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. A Fund will not lend portfolio securities to borrowers affiliated with that Fund.


WARRANTS TO PURCHASE SECURITIES

         The Funds may purchase warrants to purchase securities. Bonds issued with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds may also be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit the Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates were to rise, the warrants would generally expire with no value.


ZERO-COUPON SECURITIES

         Zero-coupon securities in which a Fund may invest are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity. Zero-coupon securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. As a result, the net asset value of shares of a Fund investing in zero-coupon securities may fluctuate over a greater range than shares of other Funds of the Trust and other mutual funds investing in securities making current distributions of interest and having similar maturities. A Fund investing in zero-coupon bonds is required to distribute the income on these securities as the income accrues, even though the Fund is not receiving the income in cash on a current basis. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions.

         Zero-coupon securities may include U.S. Treasury bills issued directly by the U.S. Treasury or other short-term debt obligations, and longer-term bonds or notes and their unmatured interest coupons which have been separated by their holder, typically a custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons from the underlying principal (the "corpus") of U.S. Treasury securities and resold them in custodial receipt programs with a number of different names, including Treasury Income Growth Receipts ("TIGRS") and Certificates of Accrual on Treasuries ("CATS"). CATS and TIGRS are not considered U.S. Government securities. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof.

         In addition, the Treasury has facilitated transfers of ownership of zero-coupon securities by accounting separately for the beneficial ownership of particular interest coupons and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, a Fund will be able to have its beneficial ownership of U.S. Treasury zero-coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

         When debt obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities issued directly by the obligor.


TEMPORARY DEFENSIVE STRATEGIES

         As described in the Prospectus, Schroder may at times judge that conditions in the securities markets make pursuing a Fund's basic investment strategies inconsistent with the best interests of its shareholders and may temporarily use alternate investment strategies primarily designed to reduce fluctuations in the value of a Fund's assets. In implementing these "defensive" strategies, the Fund would invest in high-quality debt securities, cash, or money market instruments to any extent Schroder considers consistent with such defensive strategies. It is impossible to predict when, or for how long, a Fund will use these alternate strategies. One risk of taking such temporary defensive positions is that the Fund may not achieve its investment objective.


LIQUIDITY

         A Fund will not invest more than 15% of its net assets in securities determined by Schroder to be illiquid. Certain securities that are restricted as to resale may nonetheless be resold by a Fund in accordance with Rule 144A under the Securities Act of 1933, as amended. Such securities may be determined by Schroder to be liquid for purposes of compliance with the limitation on a Fund's investment in illiquid securities. There can, however, be no assurance that a Fund will be able to sell such securities at any time when Schroder deems it advisable to do so or at prices prevailing for comparable securities that are more widely held.


INVESTMENT RESTRICTIONS

         The Funds have adopted the following fundamental investment restrictions which may not be changed without the affirmative vote of a "majority of the outstanding voting securities" of the affected Fund, which is defined in the Investment Company Act to mean the affirmative vote of the lesser of (1) more than 50% of the outstanding shares and (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. A Fund may not:

          1.   Borrow money, except to the extent permitted by applicable law.

          2. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities, and except that it may make margin payments in connection with transactions in futures contracts, options, and other financial instruments.

          3. Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under the federal securities laws.

          4. Purchase or sell real estate or interests in real estate limited partnerships, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities representing interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

          5. Purchase or sell commodities or commodity contracts, except that it may purchase or sell financial futures contracts and options and other financial instruments.

          6. Make loans, except by purchase of debt obligations in which a Fund may invest consistent with its investment policies, by entering into repurchase agreements with respect to not more than 25% of its total assets (taken at current value), or through the lending of its portfolio securities with respect to not more than 25% of its total assets.

          7. (For the Small Capitalization Value Fund*) As to 75% of its assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of a Fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities.

          8. (For the Small Capitalization Value Fund*) As to 75% of its assets, invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer; provided that this limitation does not apply to securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or to securities of other investment companies.

          9. Invest more than 25% of the value of its total assets in securities of issuers in any one industry. (Securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities are not considered to represent industries.)

          10. Issue any class of securities which is senior to the Fund's shares of beneficial interest. (For the purpose of this restriction, none of the following is deemed to be, or to create a class of, senior securities: any borrowing permitted by restriction (1) above; any collateral arrangement with respect to options, futures contracts, options on futures contracts, or other financial instruments, or with respect to initial or variation margin; and the purchase or sale of, or the Fund's otherwise entering into, options, forward contracts, futures contracts, options on futures contracts, or other financial instruments.)

               * Although these are not fundamental investment restrictions for Schroder MidCap Value Fund, the Fund may not change its classification as a diversified investment company under the Investment Company Act without obtaining shareholder approval.

                 Accordingly, the Fund intends to follow restrictions identical to those described in 7 and 8 above.

         Schroder Small Capitalization Value Fund has adopted a non-fundamental policy that, under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of companies with small market capitalizations, as defined by Schroder. (For these purposes, Schroder currently considers small-capitalization companies to be those with market capitalizations of less than $2.2 billion measured at the time of investment.)

         Schroder MidCap Value Fund has adopted a non-fundamental policy that, under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of mid-cap companies, as defined by Schroder. (For these purposes, Schroder currently considers mid-cap companies to be those with market capitalizations of between $1 billion and $10 billion measured at the time of investment.)

         In addition, it is contrary to the Trust's present policy, which may be changed without shareholder approval, for any of the Funds to invest more than 15% of its net assets in securities which are not readily marketable, including securities restricted as to resale (other than securities restricted as to resale but determined by the Trustees, or persons designated by the Trustees to make such determinations, to be readily marketable).

                               -------------------

         All percentage limitations on investments will apply at the time of investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for investment restrictions 1 through 10 listed above, the investment policies and the investment objectives of the Funds described in the Prospectus and this SAI are not fundamental and may be changed by the Trustees without shareholder approval.


TRUSTEES AND OFFICERS

         The Trustees of the Trust are responsible for the general oversight of the Trust's business. Subject to such policies as the Trustees may determine, Schroder furnishes a continuing investment program for each Fund and makes investment decisions on its behalf. Subject to the control of the Trustees, Schroder also manages the Funds' other affairs and business.

         The Trustees and executive officers of the Trust and their principal occupations during the last five years are set forth below. The mailing address of each of the officers and Trustees is 787 Seventh Avenue, 34th Floor, New York, New York 10019.

         David N. Dinkins, Trustee. 74. Trustee, Schroder Capital Funds (Delaware). Professor, Columbia University School of International and Public Affairs. Director, American Stock Exchange, Carver Federal Savings Bank, Transderm Laboratory Corporation, and The Cosmetics Center, Inc. Formerly, Mayor, City of New York.

         Peter E. Guernsey, Trustee. 80. Trustee, Schroder Capital Funds (Delaware). Formerly, Senior Vice President, Marsh & McLennan, Inc.

         (*) Sharon L. Haugh, Trustee and Chairman of the Trust. 55. Trustee and Chairman, Schroder Capital Funds (Delaware). Director and Chairman, Schroder. Director and Chairman, Schroder Fund Advisors Inc.

         John I. Howell, Trustee. 84. Trustee, Schroder Capital Funds (Delaware). Director, American International Life Assurance Company of New York. Private consultant since 1987.

         Peter S. Knight, Trustee. 51. Trustee, Schroder Capital Funds (Delaware). Partner, Wunder, Knight, Levine, Thelen & Forscey. Director, Comsat Corp., Medicis Pharmaceutical Corp., and Whitman Education Group, Inc. Formerly, Campaign Manager, Clinton/Gore `96.

         (*) Catherine A. Mazza, Trustee, Vice Chairman, and President of the Trust. 42. Director and Senior Vice President, Schroder. President and Director, Schroder Fund Advisors Inc. Trustee, Vice Chairman, and Vice President, Schroder Capital Funds (Delaware).

         William L. Means, Trustee. 65. Trustee, Schroder Capital Funds (Delaware). Formerly, Chief Investment Officer, Alaska Permanent Fund Corporation.

         Clarence F. Michalis, Trustee. 80. Trustee, Schroder Capital Funds (Delaware). Chairman of the Board of Directors, Josiah Macy, Jr. Foundation.

         Hermann C. Schwab, Trustee. 82. Trustee, Schroder Capital Funds (Delaware). Trustee, St. Luke's/Roosevelt Hospital Center. Formerly, consultant to Schroder Capital Management International Inc.

         Robert C. Michele, Vice President of the Trust. 42. Director and Managing Director, Schroder. Formerly, Managing Director and Portfolio Manager, Black Rock Financial Management and Director, CS First Boston Investment Management.

         Alan M. Mandel, Treasurer, and Chief Financial Officer of the Trust.
44. Treasurer, and Chief Financial Officer of Schroder Capital Funds (Delaware). First Vice President and Chief Financial Officer/Controller-NY, Schroder. Formerly, Director of Mutual Fund Administration for Salomon Brothers Asset Management.

         Carin F. Muhlbaum, Assistant Clerk of the Trust. 39. Secretary, Schroder Capital Funds (Delaware). Vice President, Schroder. Vice President and General Counsel, Schroder Fund Advisors Inc. Formerly, an investment management attorney with Seward & Kissel and prior thereto, with Gordon, Altman, Butowsky, Weitzen, Shalov & Wein.

         Barbara Gottlieb, Assistant Clerk of the Trust. 48. Assistant Secretary, Schroder Capital Funds (Delaware). Vice President, Schroder.

         Nicholas Rossi, Assistant Clerk of the Trust. 38. Assistant Secretary, Schroder Capital Funds (Delaware). Assistant Vice President and Assistant Secretary, Schroder. Assistant Vice President, Schroder Fund Advisors Inc. Formerly, Mutual Fund Specialist, Willkie Farr & Gallagher.

-----------------

         (*) Trustee who is an "interested person" (as defined in the Investment Company Act) of the Trust, Schroder, or Schroder Fund Advisors Inc.

         Except as otherwise noted, the principal occupations of the Trustees and officers for the last five years have been with the employers shown above, although in some cases they have held different positions with such employers or their affiliates.

         Trustees who are not "interested persons" (as defined in the Investment Company Act) of the Trust, Schroder, or Schroder Fund Advisors Inc. ("Disinterested Trustees") receive an annual retainer of $11,000 for their services as Trustees of all open-end investment companies distributed by Schroder Fund Advisors Inc., and $1,250 per meeting attended in person or $500 per meeting attended by telephone. Members of an Audit Committee for one or more of such investment companies receive an additional $1,000 per year. Payment of the annual retainer is allocated among such investment companies based on their relative net assets. Payments of meeting fees are allocated only among those investment companies to which the meeting relates.

         The table below sets forth information regarding compensation paid for the fiscal year ended October 31, 2001 to the Disinterested Trustees by the Trust and other funds in the Schroder "Fund Complex" (as defined below).

                                COMPENSATION TABLE
  ---------------------------- --------------------- -----------------------

              (1)                      (2)                      (3)

            NAME OF                 AGGREGATE           TOTAL COMPENSATION
            TRUSTEE                COMPENSATION           FROM TRUST AND
                                    FROM TRUST         FUND COMPLEX PAID TO
                                                             TRUSTEES*
  ---------------------------- --------------------- -----------------------
  David N. Dinkins                    $2,767                  $14,750
  ---------------------------- --------------------- -----------------------
  Peter E. Guernsey                   $2,860                  $24,250
  ---------------------------- --------------------- -----------------------
  John I. Howell                      $3,147                  $26,250
  ---------------------------- --------------------- -----------------------
  Peter S. Knight                     $3,290                  $17,500
  ---------------------------- --------------------- -----------------------
  William L. Means                    $3,290                  $27,000
  ---------------------------- --------------------- -----------------------
  Clarence F. Michalis                $3,290                  $17,500
  ---------------------------- --------------------- -----------------------
  Hermann C. Schwab                   $3,290                  $17,500
  ---------------------------- --------------------- -----------------------

  * The Total Compensation listed in column (3) for each Trustee includes compensation for services as a Trustee of the Trust Capital Funds (Delaware) ("SCFD"), and Schroder Series Trust II ("SST II"). The Trust, SCF, SCFD, and SST II are considered part of the same "Fund Complex" for these purposes. SST II ceased operations and was substantially liquidated on December 14, 2001.

         The Agreement and Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.


SCHRODER AND ITS AFFILIATES

         Schroder (together with its predecessors) has served as the investment adviser for each of the Funds since its inception. Schroder is a wholly owned subsidiary of Schroder U.S. Holdings Inc., which engages through its subsidiary firms in the asset management business. Affiliates of Schroder U.S.

Holdings Inc. (or their predecessors) have been investment managers since 1927. Schroder U.S. Holdings Inc. is an indirect, wholly owned U.S. subsidiary of Schroders plc, a publicly owned holding company organized under the laws of England. Schroders plc and its affiliates currently engage in asset management businesses, and as of June 30, 2001, had under management assets of approximately $172 billion. Schroder's address is 787 Seventh Avenue, 34th Floor, New York, New York 10019.

         Schroder Fund Advisors Inc., the Trust's principal underwriter, is a wholly owned subsidiary of Schroder.


MANAGEMENT CONTRACTS

         Under Amended and Restated Management Contracts between the Trust and Schroder (the "Management Contracts"), Schroder, at its expense, provides the Funds with investment advisory services and advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees regarding the conduct of business of the Trust and each Fund.

         Under the Management Contracts, Schroder is required to regularly provide the Funds with investment research, advice, and supervision, and continuously furnishes investment programs consistent with the investment objectives and policies of the various Funds, and determines, for the various Funds, what securities shall be purchased, what securities shall be held or sold, and what portion of a Fund's assets shall be held uninvested, subject always to the provisions of the Trust's Agreement and Declaration of Trust and By-laws, and of the Investment Company Act, and to a Fund's investment objectives, policies, and restrictions, and subject further to such policies and instructions as the Trustees may from time to time establish.

         Schroder makes available to the Trust, without additional expense to the Trust, the services of such of its directors, officers, and employees as may duly be elected Trustees or officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law. Schroder pays the compensation and expenses of officers and executive employees of the Trust. Schroder also provides investment advisory research and statistical facilities and all clerical services relating to such research, statistical, and investment work. Schroder pays the Trust's office rent.

         Under the Management Contracts, the Trust is responsible for all its other expenses, including clerical salaries not related to investment activities; fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; payment for portfolio pricing services to a pricing agent, if any; legal expenses; auditing expenses; accounting expenses; taxes and governmental fees; fees and expenses of the transfer agent and investor servicing agent of the Trust; the cost of preparing share certificates or any other expenses, including clerical expenses, incurred in connection with the issue, sale, underwriting, redemption, or repurchase of shares; the expenses of and fees for registering or qualifying securities for sale; the fees and expenses of the Trustees of the Trust who are not affiliated with Schroder; the cost of preparing and distributing reports and notices to shareholders; public and investor relations expenses; and fees and disbursements of custodians of the Funds' assets. The Trust is also responsible for its expenses incurred in connection with litigation, proceedings, and claims, and the legal obligation it may have to indemnify its officers and Trustees with respect thereto.

         The Management Contracts provide that Schroder shall not be subject to any liability for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with rendering services to the Trust in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties.

         The Management Contracts may be terminated without penalty by vote of the Trustees as to any Fund, by the shareholders of that Fund, or by Schroder, on 60 days' written notice. Each Management Contract also terminates without payment of any penalty in the event of its assignment. In addition, each Management Contract may be amended only by a vote of the shareholders of the affected Fund(s), and each Management Contract provides that it will continue in effect from year to year only so long as such continuance is approved at least annually with respect to a Fund by vote of either the Trustees or the shareholders of the Fund, and, in either case, by a majority of the Trustees who are not "interested persons" of Schroder. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a "majority of the outstanding voting securities" as defined in the Investment Company Act.

         Recent Investment Advisory Fees. For its fiscal years ended October 31, 2001, 2000 and 1999, respectively, pursuant to the relevant Management Contract, each Fund paid fees to Schroder as follows (reflecting reductions in such fees pursuant to expense limitations and/or waivers in effect during such periods):
Schroder Small Capitalization Value Fund - $458,484, $534,345 and $602,520; and Schroder MidCap Value Fund - $0, $0 and $0.

         Schroder waived its fees in the following amounts during the fiscal years ended October 31, 2001, 2000 and 1999, respectively, pursuant to expense limitations and/or waivers in effect during such periods: Schroder Small Capitalization Value Fund - $0, $0 and $0; and Schroder MidCap Value Fund - $66,790, $133,501 and $125,949.


ADMINISTRATIVE SERVICES

         On behalf of each Fund, the Trust has entered into an administration agreement with SEI Investments Mutual Funds Services ("SEI") pursuant to which SEI provides administrative services necessary for the operation of the Funds, including recordkeeping, preparation of shareholder communications, assistance with regulatory compliance (such as reports to and filings with the Securities and Exchange Commission and state securities commissions), preparation and filing of tax returns, preparation of the Trust's periodic financial reports, and certain other fund accounting services. Under the agreement with SEI, the Trust, together with all mutual funds managed by Schroder, pays fees to SEI based on the combined average daily net assets of all the funds in the Schroder complex, according to the following annual rates: 0.15% on the first $300 million of such assets, and 0.12% on such assets in excess of $300 million, subject to certain minimum charges. Each Fund pays its pro rata portion of such expenses. The administration agreement is terminable by either party at the end of a three year initial term or thereafter, at any time, by either party upon 60 days' written notice to the other party. The administration agreement is terminable by either party in the case of a material breach.

         As SEI did not commence providing these services until after the conclusion of each Fund's most recent fiscal year, no fees paid to SEI are given.

         Prior to November 5, 2001, the Trust received these services from State Street Bank and Trust Company ("State Street"). From June 1, 1999 to November 4, 2001, State Street received complex-wide fees according to the following annual rates based on the combined average daily net assets of such funds: 0.06% of the first $1.7 billion of such assets, 0.04% of the next $1.7 billion of such assets, and 0.02% of such assets in excess of $3.4 billion, subject to certain minimum charges. Such minimum charges were increased for the period from June 1, 2001 to November 4, 2001. Prior to June 1, 1999, the Trust paid compensation to State Street under the agreement at the following annual rates based on the average daily net assets of each Fund taken separately: 0.08% of the first $125 million of such assets, 0.06% of the next $125 million of such assets, and 0.04% of such assets in excess of $250 million, subject to certain minimum requirements.

         For the fiscal years ended October 31, 2001, 2000 and 1999, respectively, each Fund paid the following fees to State Street under an administration agreement: Schroder Small Capitalization Value Fund - $74,489, $60,523 and $78,559; and Schroder MidCap Value Fund - $11,516, $10,694 and $16,530.


DISTRIBUTOR

         Pursuant to a Distribution Agreement with the Trust, Schroder Fund Advisors Inc. (the "Distributor"), 787 Seventh Avenue, New York, New York 10019, serves as the distributor for the Trust's continually offered shares. The Distributor pays all of its own expenses in performing its obligations under the Distribution Agreement. The Distributor is not obligated to sell any specific amount of shares of any Fund. Please see "Schroder and its Affiliates" for ownership information regarding the Distributor.

         Shareholder Servicing Plan for Advisor Shares. Each Fund had previously adopted a Shareholder Servicing Plan (the "Service Plan") for the Advisor Shares of the Fund. Effective June 23, 2000, the Advisor Shares of each Fund were recapitalized to Investor Shares, and no Fund presently has any Advisor shares outstanding.

         In the fiscal years ended October 31, 2001, 2000 and 1999, respectively, the Funds paid the following amounts to the Distributor under the Service Plan, all of which was, in turn, paid by the Distributor to service organizations: Schroder Small Capitalization Value Fund - $0, $163 and $298; and Schroder MidCap Value Fund - $0, $5 and $35.

BROKERAGE ALLOCATION AND OTHER PRACTICES

         Allocation. Schroder may deem the purchase or sale of a security to be in the best interests of a Fund or Funds as well as other clients of Schroder. In such cases, Schroder may, but is under no obligation to, aggregate all such transactions in order to obtain the most favorable price or lower brokerage commissions and efficient execution. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients of Schroder on the same day or at approximately the same time. In such event, such transactions will be allocated among the clients in a manner believed by Schroder to be fair and equitable and consistent with its fiduciary obligations to each client.

         Brokerage and Research Services. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Trust of brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities often involve the payment of fixed brokerage commissions, which are generally higher than those in the United States, and therefore certain portfolio transaction costs may be higher than the costs for similar transactions executed on U.S. securities exchanges. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Trust usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

         Schroder places all orders for the purchase and sale of portfolio securities and buys and sells securities through a substantial number of brokers and dealers. In so doing, it uses its best efforts to obtain the best price and execution available. In seeking the best price and execution, Schroder considers all factors it deems relevant, including price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction (taking into account market prices and trends), the reputation, experience, and financial stability of the broker-dealer involved, and the quality of service rendered by the broker-dealer in other transactions.

         It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research, statistical, and quotation services from broker-dealers that execute portfolio transactions for the clients of such advisers. Consistent with this practice, Schroder receives research, statistical, and quotation services from many broker-dealers with which it places the Trust's portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities, and recommendations as to the purchase and sale of securities. Some of these services are of value to Schroder and its affiliates in advising various of their clients (including the Trust), although not all of these services are necessarily useful and of value in managing a Fund. The investment advisory fee paid by a Fund is not reduced because Schroder and its affiliates receive such services.

         As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act"), and by the Management Contracts, Schroder may cause a Fund to pay a broker that provides brokerage and research services to Schroder an amount of disclosed commission for effecting a securities transaction for a Fund in excess of the commission which another broker would have charged for effecting that transaction. Schroder's authority to cause a Fund to pay any such greater commissions is also subject to such policies as the Trustees may adopt from time to time.

         Schroder also manages private investment companies ("hedge funds") that it markets to, among others, existing Schroder clients. These hedge funds may invest in the same securities as those invested in by the Funds. The hedge funds' trading methodologies are generally different than those of the Funds and usually include short selling and the aggressive use of leverage. At times, the hedge funds may be selling short securities held long in a Fund. In addition, portfolio managers who manage the hedge funds may manage one or more of the Funds. The hedge funds are structured so that when they reach a certain set size, the portfolio managers will be compensated through sharing in the profits generated to Schroder by the hedge funds. In the context of this performance compensation structure, the differences in trading methodologies between the hedge fund and a Fund may result in a conflict of interest. Schroder is aware of this potential conflict of interest and has instituted procedures to ensure that transactions effected on behalf of the hedge funds do not adversely impact the Funds. These procedures include the co-authorization by portfolio managers, whose compensation is independent of the profitability of the hedge funds, of transactions on behalf of the hedge funds and more frequent compliance review of transactions effected for all clients, including the Funds, in the same sectors.

         The following table shows the aggregate brokerage commissions paid by each Fund during the three most recent fiscal years.

------------------------------------------------ ------------------- ------------------ ---------------------
                                                     BROKERAGE           BROKERAGE           BROKERAGE
                                                  COMMISSIONS PAID   COMMISSIONS PAID     COMMISSIONS PAID
                                                   DURING FISCAL       DURING FISCAL     DURING FISCAL YEAR
                                                     YEAR ENDED         YEAR ENDED         ENDED 10/31/99
FUND                                                  10/31/01           10/31/00
------------------------------------------------ ------------------- ------------------ ---------------------
Schroder Small Capitalization Value Fund              $186,406            $295,473            $296,970
------------------------------------------------ ------------------- ------------------ ---------------------
Schroder MidCap Value Fund                            $37,406             $55,828             $68,666
------------------------------------------------ ------------------- ------------------ ---------------------

         The following table shows information regarding Fund transactions placed with brokers and dealers during the fiscal year ended October 31, 2001 identified as having been executed on the basis of research and other services provided by the broker or dealer.


                                Total Dollar Value of    Commissions Paid with
    Fund                        Such Transactions        Respect to Such Transactions
    ----                        -----------------        ----------------------------
    Schroder Small              $3,163,119               $6,648 (which amount represents approximately  3.57% of
    Capitalization Value Fund                                     the total brokerage commissions paid by the
                                                                  Fund)

    Schroder MidCap Value Fund  $1,400,846               $1,958 (which amount represents approximately  5.23% of
                                                                  the total brokerage commissions paid by the
                                                                  Fund)


         Funds that are not listed in the above table did not pay any commissions related to brokerage or research services for the stated periods.


DETERMINATION OF NET ASSET VALUE

         The net asset value per share of each class of shares of each Fund is determined daily as of the close of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time) on each day the Exchange is open for trading.

         The Trustees have established procedures for the valuation of a Fund's securities, which are summarized below:

         Equities listed or traded on a domestic or foreign stock exchange (including the National Association of Securities Dealers' Automated Quotation System ("NASDAQ")) for which last sales information is regularly reported are valued at their last reported sales prices on such exchange on that day or, in the absence of sales that day, such securities are valued at the mean of the closing bid and ask prices ("mid-market price") or, if none, the last sales price on the preceding trading day. (Where the securities are traded on more than one exchange, they are valued on the exchange on which the security is primarily traded.) Securities purchased in an initial public offering and which have not commenced trading in a secondary market are valued at cost. Unlisted securities for which over-the-counter market quotations are readily available generally are valued at the most recently reported mid-market prices. Except as noted below with regard to below investment grade and emerging markets debt instruments, fixed income securities with remaining maturities of more than 60 days are valued on the basis of valuations provided by pricing services that determine valuations for normal institutional size trading units of fixed income securities, or through obtaining independent quotes from market makers. Below investment grade and emerging markets debt instruments ("high yield debt") will ordinarily be valued at prices supplied by a Fund's pricing services based on the mean of bid and asked prices supplied by brokers or dealers; provided, however, that if the bid-asked spread exceeds five points, then that security will be valued at the bid price. Short-term fixed income securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value, unless Schroder believes another valuation is more appropriate. Options on indices or exchange-traded fund ("ETF") shares are valued at the mid-market price reported as of the close of the Chicago Board of Options Exchange. Other options and futures contracts traded on a securities exchange or board of trade are valued at the last reported sales price or, in the absence of a sale, at the closing mid-market price. Options not traded on a securities exchange or board of trade for which over-the-counter market quotations are readily available are valued at the most recently reported mid-market price. Securities for which current market quotations are not readily available are valued at fair value pursuant to procedures established by the Trustees.

         All assets and liabilities of a Fund denominated in foreign currencies are translated into U.S. dollars based on the mid-market price of such currencies against the U.S. dollar at the time when last quoted.

         Long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities, and certain foreign securities may be stated at fair value on the basis of valuations furnished by pricing services, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities.

         If any securities held by a Fund are restricted as to resale, Schroder will obtain a valuation based on the current bid for the restricted security from one or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security. If Schroder is unable to obtain a fair valuation for a restricted security from an independent dealer or other independent party, a pricing committee (comprised of certain directors and officers at Schroder) shall determine the bid value of such security. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Trust in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities, and any available analysts' reports regarding the issuer.

         Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of these securities used in determining the net asset value of the Trust's shares are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds and U.S. Government securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the Trust's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value.

         The proceeds received by each Fund for each issue or sale of its shares, and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund, and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the Trust's books of account, and will be charged with the liabilities in respect of such Fund and with a share of the general liabilities of the Trust. Each Fund's assets will be further allocated among its constituent classes of shares on the Trust's books of account. Expenses with respect to any two or more Funds or classes may be allocated in proportion to the net asset values of the respective Funds or classes except where allocations of direct expenses can otherwise be fairly made to a specific Fund or class.


TAXES

         Each Fund intends to qualify each year and elect to be taxed as a "regulated investment company" (a "RIC") under Subchapter M of the United States Internal Revenue Code of 1986, as amended (the "Code").

         As a RIC qualifying to have its tax liability determined under Subchapter M, a Fund will not be subject to federal income tax on any of its net investment income or net realized capital gains that are distributed to shareholders.

         In order to qualify as a RIC a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, securities of other RICs and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any issuer (other than U.S. Government securities or securities of other RICs) or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades and businesses.

         If a Fund does not qualify for taxation as a RIC for any taxable year, the Fund's taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to shareholders as ordinary income. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

         In order to receive the favorable tax treatment accorded RICs and their shareholders, a Fund must in general distribute with respect to each taxable year at least 90% of its ordinary income (including net short-term capital gains) and its tax-exempt interest income, net of expenses attributable to such interest. Each Fund intends to make such distributions.

         If a Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if a Fund is permitted so to elect and so elects), plus any retained amount from the prior years (to the extent not previously subject to tax under subchapter M), that Fund will be subject to a 4% excise tax on the undistributed amounts. A dividend paid to shareholders by a Fund in January of a year generally is deemed to have been paid by that Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November, or December of that preceding year. Each Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

         A Fund's distributions will be taxable to you as ordinary income to the extent derived from the Fund's investment income and net short-term gains (that is, net gains from capital assets held for no more than one year). Distributions designated by a Fund as deriving from net gains on capital assets held for more than one year will be taxable to you as long-term capital gains (generally subject to a 20% tax rate), regardless of how long you have held the shares. Distributions will be taxable to you as described above whether received in cash or in shares through the reinvestment of distributions. Early in each year the Trust will notify each shareholder of the amount and tax status of distributions paid to the shareholder by each of the Funds for the preceding year. Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Fund's net asset value also reflects unrealized losses.

         Upon the disposition of shares of a Fund (whether by sale, exchange, or redemption), a shareholder will realize a gain or loss. Such gain or loss will be capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term or short-term generally depending upon the shareholder's holding period for the shares. Long-term capital gains will generally be taxed at a federal income tax rate of 20% (but see below for rules on "qualified 5-year gain"). In general, any loss realized upon a taxable disposition of shares will be treated as long-term capital loss if the shares have been held for more than one year, and otherwise as short-term capital loss. However, any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares. In addition, any loss realized on a sale or exchange of shares will be disallowed to the extent that you replace the disposed of shares with shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition.

         With respect to investment income and gains received by a Fund from sources outside the United States, such income and gains may be subject to foreign taxes which are withheld at the source. The effective rate of foreign taxes to which a Fund will be subject depends on the specific countries in which its assets will be invested and the extent of the assets invested in each such country and, therefore, cannot be determined in advance. In addition, a Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income or loss and may affect the timing or amount of the Fund's distributions, including in situations where such distributions may economically represent a return of a particular shareholder's investment. Investments, if any, in "passive foreign investment companies" could subject the Fund to U.S. federal income tax or other charges on certain distributions from such companies and on disposition of investments in such companies; however, the tax effects of such investments may be mitigated by making an election to mark such investments to market annually or treat the passive foreign investment company as a "qualified electing fund."

         If a Fund is liable for foreign taxes, and if more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund may make an election to permit its shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries. In such a case, shareholders would include in gross income from foreign sources their pro rata share of such taxes. Shareholders then may take a foreign tax credit against their U.S. federal income tax liability for the amount of such foreign taxes or else deduct such foreign taxes as an itemized deduction from gross income, subject to certain limitations (including, with respect to a foreign tax credit, a holding period requirement).

         If a Fund engages in hedging transactions, including hedging transactions in options, forward or futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert capital gain into ordinary income, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. Each Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund.

         A Fund's investments, if any, in securities issued at a discount (for example, zero-coupon bonds) and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities that it otherwise would have continued to hold.

         A Fund may be required to withhold up to 30.5% of certain of your dividends if you have not provided the Fund with your correct taxpayer identification number (normally your Social Security number), or if you are otherwise subject to back-up withholding. For amounts paid in 2002 and 2003, the rate is scheduled to be 30%.

         For taxable years beginning after December 31, 2000, the maximum tax rates for gain from capital assets (including Fund shares) held by a non-corporate shareholder for more than 5 years ("qualified 5-year gain") are 8 percent and 18 percent (rather than 10 percent and 20 percent). The 18-percent rate applies only to assets the holding period for which begins after December 31, 2000 (including by way of an election to mark the asset to the market, and to pay the tax on any gain thereon, as of January 2, 2001). The mark-to-market election may be disadvantageous from a federal tax perspective, and shareholders should consult their tax advisors before making such an election.

         The foregoing discussion is primarily a summary of certain federal income tax consequences of investing in a Fund, based on the law as of the date of this SAI. The discussion does not address special tax rules applicable to certain classes of investors, such as, among others, IRAs and other retirement plans, tax-exempt entities, foreign investors, insurance companies, financial institutions and investors making in-kind contributions to a Fund. You should consult your tax advisor for more information about your own tax situation, including possible other federal, state, local, and, where applicable, foreign tax consequences of investing in a Fund.

PRINCIPAL HOLDERS OF SECURITIES

         To the knowledge of the Trust, as of January 11, 2002, the Trustees of the Trust and the officers of the Trust as a group owned less than 1% of the outstanding shares of each Fund.

         To the knowledge of the Trust, as of January 11, 2002, no person owned beneficially more than 25% of the outstanding voting securities of either Fund, except as noted below. These persons may be deemed to control the noted Funds. The Trust is not aware of any other person that may control a Fund.

         To the knowledge of the Trust, as of January 11, 2002, no person owned of record, or was known to the Trust to own beneficially, more than 5% of the outstanding Investor Shares of either Fund, except as set forth below. Because these shareholders hold a substantial number of shares, they may be able to require that the Trust hold special shareholder meetings and may be able to determine the outcome of any shareholder vote.

                                                                             Percentage of
                                                                             Outstanding Investor
Record or Beneficial Owner                      Fund                         Shares Owned
--------------------------                      ----                         ------------

State Street Bank & Trust Co                    Schroder MidCap Value Fund         30.16%
Trustee of the
Lewco Securities Pension Plan
T26501 ATTN;  Paul Chwaliszewski
P.O. Box 351
Boston, MA  02101-0351

Salomon Smith Barney                            Schroder MidCap Value Fund         14.12%
333 W. 34th St., 7th Floor
New York, NY  l000l-2483

Charles Schwab & Co. Inc.                       Schroder Midcap                    7.26%
Special Custody Account                         Value Fund
For the Benefit of Customers
Attn:  Mutual Funds
l0l Montgomery Street
San Francisco, CA  94104-4122

Schroder Investment Management North            Schroder MidCap                    6.86%
  America Inc.                                  Value Fund
Attn: Alan Mandel
787 7th Ave., 34th Fl.
New York, NY  10019-6018

State Street Bank and Trust Company             Schroder MidCap Value Fund         6.76%
Custody for the IRA of Susan S. Hager
92 Woodridge Road
Wayland, MA 01778-3612
State Street Bank and Trust Company             Schroder MidCap Value              6.11%
Custody for the IRA of Alan Blinken             Fund
3121 O Street NW
Washington, DC 20007-3117
Alan Blinken                                    Schroder MidCap Value Fund         6.11%
Melinda Blinketn JT WROS
3121 O Street NW
Washington, DC 20007-3117

                                                                             Percentage of
                                                                             Outstanding Investor
Record or Beneficial Owner                      Fund                         Shares Owned
--------------------------                      ----                         ------------

Pell Rudman Trust Company                       Schroder Small                     10.34%
Attn: Kathy Trull                               Capitalization Value Fund
100 Federal Street, 37th Floor
Boston, MA 02110-1802
FP VII Kinship Corporation                      Schroder Small                     9.93%
Eric Schreiner VP                               Capitalization Value Fund
400 Skokie Blvd Ste 300
Northbrook, IL  60062-7903

Northern Trust Co TTEE                          Schroder Small                     8.60%
FBO VHA-Retirement Plan                         Capitalization Value Fund
Acct# 22-09161
PO Box 92956
Chicago, IL  60675-2956

The Bank of New York TTEE                       Schroder Small                     7.29%
FBO Tri Valley Growers                          Capitalization Value Fund
Attn:  Michael A. Polis
Master Trust Dept.
One Wall St. 12th Floor
New York, NY  l0005-2500

Northern Trust Co TTEE                          Schroder Small                     6.49%
FBO STP                                         Capitalization Value Fund
Acct# 22-48216
PO Box 92956
Chicago, IL  60675-2956

Bank of New York for Various Plans              Schroder Small                     5.06%
Lewco Securities Corp. Dtd. 10/1/98             Capitalization Value Fund
The Centre at Purchase
3 Manhattanville Road
Purchase, NY 10577-2116

PERFORMANCE INFORMATION

         Average annual total return of a class of shares of a Fund for one-, five-, and ten-year periods (or for such shorter periods as shares of that class of shares of the Fund have been offered) is determined by calculating the actual dollar amount of investment return on a $1,000 investment in that class of shares at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount. Total return for a period of one year or less is equal to the actual return during that period. Total return calculations assume reinvestment of all Fund distributions at net asset value on their respective reinvestment dates. Total return may be presented for other periods.

         ALL PERFORMANCE DATA IS BASED ON PAST INVESTMENT RESULTS AND DOES NOT PREDICT FUTURE PERFORMANCE. Investment performance of a particular Fund's shares, which will vary, is based on many factors, including market conditions, the composition of the Fund's portfolio, and the Fund's operating expenses. Investment performance also often reflects the risks associated with a Fund's investment objectives and policies. Quotations of yield or total return for any period when an expense limitation is in effect will be greater than if the limitation had not been in effect. These factors should be considered when comparing the investment results of a Fund's shares to those of various classes of other mutual funds and other investment vehicles. Performance for each Fund's shares may be compared to various indices.

         The table below sets forth the average annual total return of Investor Shares of the Funds for the one-year and five-year (if applicable) periods ended October 31, 2001, and for the period from the commencement of a Fund's operations until October 31, 2001.


         AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2001

--------------------- ----------- ----------- ----------------- -------------
                                              SINCE INCEPTION
                                                  OF FUND        INCEPTION
        FUND            1 YEAR     5 YEARS      (ANNUALIZED)    DATE OF FUND
--------------------- ----------- ----------- ----------------- -------------

Schroder Small          5.17%       12.53%         11.77%         2/16/94
Capitalization
Value Fund
--------------------- ----------- ----------- ----------------- -------------
Schroder MidCap         -9.30%       N/A           4.89%           8/1/97
Value Fund
--------------------- ----------- ----------- ----------------- -------------

         From time to time, Schroder and its affiliates may reduce their compensation or assume expenses of a Fund in order to reduce the Fund's expenses, as described in the Trust's current Prospectus. Any such waiver or assumption would increase a Fund's yield and total return during the period of the waiver or assumption.


CUSTODIAN

         JPMorgan Chase Bank ("Chase"), 270 Park Avenue, New York, New York, is the custodian of the assets of each Fund. The custodian's responsibilities include safeguarding and controlling a Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on a Fund's investments. The custodian does not determine the investment policies of a Fund or decide which securities a Fund will buy or sell. Prior to November 5, 2001, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, served as custodian to the Funds.

         The Bank of New York ("BONY"), One Wall Street, 4th Floor, New York, New York 10286, serves as custodian of certain securities and other assets that may be held by the Funds from time to time in connection with repurchase agreement transactions. BONY provides custodial services with respect to such securities substantially similar to those provided by Chase.


TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

         Boston Financial Data Services, Inc., 66 Brooks Drive, Braintree, Massachusetts 02184, is the Trust's registrar, transfer agent, and dividend disbursing agent.


INDEPENDENT ACCOUNTANTS

         PricewaterhouseCoopers LLP, the Trust's independent accountants, provide audit services and tax return preparation services. Their address is Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, Pennsylvania 19103.


CODE OF ETHICS

         The Trust, Schroder Investment Management North America Inc., and Schroder Fund Advisors Inc. have adopted a Code of Ethics pursuant to the requirements of the Investment Company Act. Subject to certain restrictions, the Code of Ethics permits personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Funds.


LEGAL COUNSEL

         Ropes & Gray, One International Place, Boston, Massachusetts 02110-2624, serves as counsel to the Trust.


SHAREHOLDER LIABILITY

         Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of a Fund's property for all loss and expense of any shareholder held personally liable for the obligations of a Fund. Thus the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations.


FINANCIAL STATEMENTS

         The Schedule of Investments, Statement of Assets and Liabilities, Statement of Operation, Statement of Changes in Net Assets, Financial Highlights and Notes to Financial Statements in respect of each Fund are included in the Trust's Annual Report for the fiscal year ended October 31, 2001 on Form N-30D under the Investment Company Act, filed electronically with the Securities and Exchange Commission on December 31, 2001 (File 811-7840; Accession No. 0000950135-01-504034). That information was, except as noted below, audited by PricewaterhouseCoopers LLP, the current independent accountants to the Trust, and, along with their Report of Independent Accountants included in the Annual Report, is incorporated by reference into this Statement of Additional Information. The Statement of Changes in Net Assets for the fiscal year ended October 31, 1999, and the Financial Highlights for each of the periods ended on or before October 31, 1999 included in the Annual Report, were audited by Arthur Andersen LLP, the former independent accountants to the Trust. Arthur Andersen LLP's Report, dated December 14, 1999, relating thereto (filed with the Securities and Exchange Commission on December 30, 1999; File No. 811-7840; Accession No. 0000912057-99-011019) is incorporated by reference into this Statement of Additional Information. PricewaterhouseCoopers LLP's and Arthur Andersen LLP's consents to the use of such information in the Registration Statement are filed as exhibits to the Registration Statement.

APPENDIX  A

RATINGS OF CORPORATE DEBT INSTRUMENTS

         MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

         FIXED-INCOME SECURITY RATINGS

         "Aaa" Fixed-income securities which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         "Aa" Fixed-income securities which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade fixed-income securities. They are rated lower than the best fixed-income securities because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

         "A" Fixed-income securities which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         "Baa" Fixed-income securities which are rated "Baa" are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such fixed-income securities lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Fixed-income securities rated "Aaa", "Aa", "A" and "Baa" are considered investment grade.

         "Ba" Fixed-income securities which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

         "B" Fixed-income securities which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         "Caa" Fixed-income securities which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         "Ca" Fixed-income securities which are rated "Ca" present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         "C" Fixed-income securities which are rated "C" are the lowest rated class of fixed-income securities, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Rating Refinements: Moody's may apply numerical modifiers, "1", "2", and "3" in each generic rating classification from "Aa" through "B" in its municipal fixed-income security rating system. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and a modifier "3" indicates that the issue ranks in the lower end of its generic rating category.


         COMMERCIAL PAPER RATINGS

         Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. The ratings apply to Municipal Commercial Paper as well as taxable Commercial Paper. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: "Prime-1", "Prime-2", "Prime-3".

         Issuers rated "Prime-1" have a superior capacity for repayment of short-term promissory obligations. Issuers rated "Prime-2" have a strong capacity for repayment of short-term promissory obligations; and Issuers rated "Prime-3" have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated "Not Prime" do not fall within any of the Prime rating categories.


         STANDARD & POOR'S RATINGS SERVICES ("STANDARD & POOR'S")

         FIXED-INCOME SECURITY RATINGS

         A Standard & Poor's fixed-income security rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

         The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

         "AAA" Fixed-income securities rated "AAA" have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

         "AA" Fixed-income securities rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

         "A" Fixed-income securities rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than fixed-income securities in higher-rated categories.

         "BBB" Fixed-income securities rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for fixed-income securities in this category than for fixed-income securities in higher-rated categories.

         Fixed-income securities rated "AAA", "AA", "A" and "BBB" are considered investment grade.

         "BB" Fixed-income securities rated "BB" have less near-term vulnerability to default than other speculative grade fixed-income securities. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity or willingness to pay interest and repay principal.

         "B" Fixed-income securities rated "B" have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

         "CCC" Fixed-income securities rated "CCC" have a current identifiable vulnerability to default, and the obligor is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

         "CC" The rating "CC" is typically applied to fixed-income securities subordinated to senior debt which is assigned an actual or implied "CCC" rating.

         "C" The rating "C" is typically applied to fixed-income securities subordinated to senior debt which is assigned an actual or implied "CCC-" rating.

         "CI" The rating "CI" is reserved for fixed-income securities on which no interest is being paid.

         "NR" Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

         Fixed-income securities rated "BB", "B", "CCC", "CC" and "C" are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest degree of speculation. While such fixed-income securities will likely have some quality and protective characteristics, these are out-weighed by large uncertainties or major risk exposures to adverse conditions.

         Plus (+) or minus (-): The rating from "AA" TO "CCC" may be modified by the addition of a plus or minus sign to show relative standing with the major ratings categories.


         COMMERCIAL PAPER RATINGS

         Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based upon current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information. Ratings are graded into group categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper.

         Issues assigned "A" ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation "1", "2", and "3" to indicate the relative degree of safety.

         "A-1" Indicates that the degree of safety regarding timely payment is very strong.

         "A-2" Indicates capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".

         "A-3" Indicates a satisfactory capacity for timely payment. Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.